UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              April 27, 2006
                                                 -------------------------------


                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


       DELAWARE                       000-30575                91-2032368
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 (State or other jurisdiction         (Commission             (IRS Employer
        of incorporation)             File Number)           Identification No.)


4991 CORPORATE DRIVE                                        HUNTSVILLE, AL 35805
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 (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code     (256) 430-4000
                                                   -----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

         On April 27, 2006, Avocent Corporation publicly disseminated a press release announcing a definitive agreement pursuant to which Avocent Corporation will acquire LANDesk Group Limited subject to continued due diligence and certain conditions precedent to closing. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.9 hereto.

Item 9.01  Financial Statements and Exhibits.

(d)      Exhibits.

         Exhibit Number             Description of Exhibit
         --------------             ----------------------
         99.9                       Press Release dated April 27, 2006

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AVOCENT CORPORATION

Date:  April 27, 2006
                                   By: /s/ Edward H. Blankenship
                                       -----------------------------------------
                                       Edward H. Blankenship
                                       Senior Vice President of Finance and
                                       Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------


Exhibit                    Description
-------                    -----------
99.9                       Press Release dated April 27, 2006